Exhibit 99.3

                                 LOAN AGREEMENT

                                                              September 10, 1999

Louisiana-Pacific Acquisition Inc. ("LPA")
111 S. W. Fifth Avenue
Portland, OR 97204

Ladies and Gentlemen:

            We are pleased to make available to you a committed credit facility (the "Agreement") for general corporate purposes on the terms set forth in this letter. As used in this Agreement, the following terms shall have the following meanings:

            "Business Day" shall mean a day on which banks are not required or authorized by law or executive order to close in New York, New York or Charlotte, North Carolina.

            "Draw Period" shall mean (i) as to any Advance, the period commencing on the date of such Advance and ending on the numerically corresponding day (or if there is no corresponding day, the last day) in the calendar month that is one (1) or two (2) months thereafter or, with the consent of Wachovia Bank, N.A. in its capacity as administrative agent, (including any successor or assign thereof in such capacity, "Wachovia"), seven (7) days thereafter, as we, after consultation with you, may elect by notice to Wachovia at least three (3) LIBOR Business Days prior to the commencement of the Draw Period.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder.

            "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with LPA within the meaning of Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended (the "Code") (and Sections 414(m) and (o) of the Code for purposes of provisions relating to
Section 412 of the Code).

            "ERISA Event" means (a) a reportable event set forth in Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation, with respect to a Pension Plan; (b) a withdrawal by LPA or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in section 4001(a)(2) of ERISA or a cessation of operations which is treated as such under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by LPA or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate a Pension Plan or Multiemployer Plan, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon LPA or any ERISA Affiliate.

            "IRS" shall mean the Internal Revenue Service, and any governmental authority succeeding to any of its principal functions under the Code.

            "LIBOR" shall mean with respect to any Draw Period the rate determined in accordance with the following provisions:

                  (a) LIBOR will be determined by Wachovia in its sole
            discretion as either (i) the arithmetic mean of the offered rates for deposits in U.S. Dollars having an interest period matching the Draw Period specified, commencing on the second LIBOR Business Day immediately preceding the first day of such Draw Period, which appear on the Reuters Screen LIBO Page as of approximately 11:00 a.m., London time, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"), or (ii) the rate for deposits in U.S. dollars having the Draw Period designated commencing on the second LIBOR Business Day immediately preceding the first day of such Draw Period which appears on the Telerate Page 3750 as of 11:00 a.m., London time ("LIBOR Telerate"). "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rate Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks), and "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is specified, LIBOR will be determined as if LIBOR Telerate had been specified. If fewer than two offered rates appear on the Reuters Screen LIBO Page, or if no rate appears on the Telerate Page 3750, as applicable, LIBOR in respect of that LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in (b) below.

                  (b) With respect to a day on which fewer than two offered
            rates appear on the Reuters Screen LIBO Page, as specified in (a)(i) above, or if no rate appears on Telerate Page 3750 as specified in
            (a)(ii) above, as applicable, LIBOR will be determined at approximately 11:00 a.m., London time, on such day on the basis of the rates at which deposits in United States dollars having the Draw Period specified are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by Wachovia (after consultation with us) commencing on the second LIBOR Business Day immediately preceding the first day of such Draw Period and in a principal amount equal to the approximate amount of the Advance to be borrowed by LPA that is representative for a single transaction in such market at such time.


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

            Wachovia will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such day will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR for such day will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., London time, on such day by three major banks in New York, New York selected by Wachovia (after consultation with us) for loans in U.S. Dollars to leading European banks, having the specified Draw Period, commencing on the second LIBOR Business Day immediately preceding the first day of such Draw Period and in a principal amount equal to the approximate amount of the Advance to be borrowed by LPA that is representative for a single transaction in such market at such time provided, however, that if the banks selected as aforesaid by Wachovia are not quoting as described above, LIBOR in effect for the applicable period will be LIBOR in effect on the previous Business Day.

            "LIBOR Business Day" shall mean a business day on which dealings in U.S. Dollars are carried on in the London interbank market and on which commercial banks are open for business in London.

            "LIBOR Interest Determination Date" shall mean the second LIBOR Business Day immediately preceding the first day of the related Draw Period.

            "Multiemployer Plan" means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which LPA or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

            "PBGC" means the Pension Benefit Guaranty Corporation, or any governmental authority succeeding to any of its principal functions under ERISA.

            "Pension Plan" means a pension plan (as defined in section 3(2) of ERISA) subject to Title IV of ERISA which LPA sponsors or maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

            "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity.

            "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which LPA sponsors or maintains or to which LPA makes, is making, or is obligated to make contributions and includes any Pension Plan.

            "Termination Date" means September 13, 2004.

            "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding that Plan pursuant to Section 412 of the Code for the applicable plan year.

            1. We agree, at your request, to make advances to you, on either an interest bearing or a discount basis (such interest rate not to exceed the amount set forth on Schedule II hereto) ("Advances"), in an aggregate U.S. Dollar amount not to exceed at any one time outstanding the amount set forth on
Schedule I hereto as the "Facility Amount", as adjusted from time to time, on the terms and conditions set forth below. This letter sets forth the procedures to be used in connection with your requests for our making of Advances to you from time to time on or prior to the Termination Date hereof pursuant to paragraph 10 and, in the event that we make Advances to you hereunder, your obligations to us with respect thereto. The Advances shall be evidenced by the "grid" promissory note executed by you in substantially the form of Exhibit A hereto (the "Note").

            2. The net amount of each Advance shall be in an amount at least equal to the amount set forth on Schedule I hereto as the "Minimum Advance Amount" and not more than $1,000 greater than the amount of the Advance requested and shall be made upon (i) your request to us by telephone, telecopy or letter, given by any of the Persons listed on Exhibit B hereto or otherwise designated by you in writing ("Designated Persons"), that you wish to borrow money on a specified date, in a specified amount and for a specified Draw Period (which shall, in no event, exceed the Termination Date) and (ii) our mutual agreement as to such date, amount and term and as to the interest rate per annum or, in the case of an Advance made on a discount basis, discount applicable to any such Advance. On the date of any such Advance, we will make such Advance available to you in same day funds by directing Wachovia to transfer or wire the net proceeds of such Advance to an account designated in writing by a Designated Person.

            3. Your agreement and acceptance of this letter, together with your furnishing to us certified copies of resolutions of your board of directors authorizing a Designated Person to execute this letter and any documents delivered pursuant hereto and to request Advances, together with specimen signatures of such Designated Persons, shall constitute the following representations and warranties by LPA:

            (a) Corporate Authorization. The execution, delivery and performance of this letter has been duly authorized by all necessary corporate action and does not contravene any law, or any contractual or legal restriction, applicable to LPA;

            (b) Governmental Authorization. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for such execution, delivery and performance or for the making of any Advance;

            (c) Corporate Existence. LPA is a corporation duly organized and existing under the laws of the jurisdiction of its incorporation, and is properly qualified as a foreign corporation and in good standing in every jurisdiction in which LPA is doing business of a nature that requires such qualification;


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

            (d) Encumbrances. The properties and assets of LPA are free and clear of all security interests, liens, encumbrances or rights of others, except for security interests, liens and encumbrances referenced in Exhibit C hereto or permitted under paragraph 8(ii)(b) hereof;

            (e) Compliance with Laws. LPA is in compliance with all applicable federal, state and local laws, ordinances and regulations relating to hazardous materials or wastes or hazardous or toxic substances, except where failure to so comply would not have a material adverse effect on LPA's financial condition or operations or materially impair LPA's ability to repay the Advances or perform its obligations hereunder or under any instrument or agreement required hereunder;

            (f) Litigation. There are no suits, proceedings, claims or disputes pending or, to the of knowledge of LPA, threatened against or affecting LPA or its properties, the adverse determination of which might reasonably be expected to materially affect LPA's financial condition or operations or materially impair LPA's ability to repay the Advances or perform its obligations hereunder or under any instrument or agreement required hereunder;

            (g) Regulated Entities. None of LPA or any Person controlling LPA or under control of LPA is an "Investment Company" within the meaning of Investment Company Act of 1940. LPA is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur indebtedness;

            (h) ERISA Compliance.

            (i) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and, to the best knowledge of LPA, nothing has occurred which would cause the loss of such qualification. LPA has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan;

            (ii) There are no pending or, to the best knowledge of LPA, threatened claims, actions or lawsuits, or actions by any governmental authority, with respect to any Plan which have resulted or could reasonably be expected to result in a material adverse change in LPA's consolidated financial condition or results of operations. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a material adverse change in LPA's financial condition or results of operations;

            (iii) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Plan has any Unfunded Pension Liability; (iii) neither LPA nor any ERISA Affiliate


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

      has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither LPA nor any ERISA Affiliate has incurred, or reasonably expects you to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 and 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither you, nor any ERISA Affiliate has engaged in a transaction that could be subject to
      Section 4069 or 4212(c) of ERISA; and

            (iv) LPA (i) does not sponsor or maintain or make, is not making, and is not obligated to make contributions, and in the case of a multiemployer plan (as described in Section 4064(a) of ERISA) has not made contributions at any time during the immediately preceding five plan years to a pension plan (as defined in Section 3(2) of ERISA) subject to ERISA,
      (iii) does not make, is not making and is not obligated to make contributions nor, during the preceding three calendar years, has it made or been obligated to make contributions to a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, and (iii) does not sponsor or maintain and does not make, is not making, and is not obligated to make contributions to an employee benefit plan (as defined in Section 3(3) of ERISA) subject to ERISA.

            4. Each request by you for an Advance shall constitute a representation and warranty by you, as of the making of such Advance and giving effect to the application of the proceeds therefrom, that (i) no payment default has occurred and is continuing under any agreement or instrument relating to any of your indebtedness, (ii) such Advance when made will constitute your legal, valid and binding obligation, (iii) such Advance is being incurred, and will be repaid at maturity, in the ordinary course of your business out of the cash flow generated in the normal day-to-day conduct and operations of your business, and
(iv) no event has occurred and no circumstance exists as a result of which the information which you have provided to us in connection herewith would include an untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

            5. You shall repay each Advance, and in the case of an Advance made on an interest bearing basis shall pay interest on such Advance, in accordance with the terms hereof and of the Note. You shall not have the right to prepay any unpaid principal amount of any Advance.

            6. You shall make each payment hereunder and under the Notes in the ordinary course of your business on or before 12:00 noon (New York City time) on the day when due in U.S. Dollars to our account, Centric Capital Corporation Commercial Paper Account at The First National Bank of Chicago, One First National Plaza, Chicago, Illinois, 60670 in same day funds. All computations of interest shall be made on the basis of a year of 360 days, for the actual number of days (including the first day but excluding the last day) elapsed.

            7. Whenever any payment to be made hereunder shall be otherwise due on a Saturday, a Sunday or other day of the year on which banks are required or authorized to close in

New York City, New York, Winston-Salem, North Carolina or Chicago, Illinois (any other day being a "Business Day"), such payment shall be made on the next succeeding Business Day.

            8. (i) LPA hereby covenants that it shall:

            (a) Use of Proceeds. Use the proceeds of the Advances for general corporate purposes not in contravention of any requirement of law applicable to or binding upon LPA or any of its property.

            (b) Preservation of Corporate Existence, Etc. Preserve all rights, privileges and franchises useful or necessary for ordinary business operations and keep all properties useful or necessary for ordinary business operations in good working order and condition, and from time to time make all needful repairs, renewals and replacements thereto and thereof so that the efficiency of such property shall be fully maintained and preserved;

            (c) Notices. Promptly give notice in writing to us of:

            the occurrence of any of the following events affecting either Borrower or any ERISA Affiliate (but in no event more than 10 days after such event), and deliver to us a copy of any notice with respect to such event that is filed with a governmental authority and any notice delivered by a governmental authority to LPA or any ERISA Affiliate with respect to such event:

                  (i) an ERISA Event

                  (ii) a material increase in the Unfunded Pension Liability of any Plan;

                 (iii) the adoption of, or the commencement of contributions to, and Plan subject to Sections 412 of the Code by LPA or any ERISA Affiliate; or

                  (iv) the adoption of any amendment to a Plan subject to
      Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability.

            Each notice under this Section shall be accompanied by a written statement by the chief financial officer of LPA setting forth details of the occurrence referred to therein and stating what action LPA proposes to take with respect thereto and at what time.

            (d) Payment of Obligations. Promptly pay and discharge all material obligations, including tax claims, at maturity, except such as may be contested in good faith or as to which a bona fide dispute may exist;

            (e) Insurance. Maintain such insurance as is usually maintained by others in the business of the same nature as the business of LPA, or maintain a program of self insurance, with reserves, in accordance with sound business practice;

            (f) Inspection of Property and Books and Records. Maintain adequate books, accounts and records in accordance with good accounting standards and permit our representatives to inspect such books and records and to visit the properties of LPA; and

            (g) ERISA Compliance. (a) Maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under
      Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code, and cause each of its ERISA affiliates to do each of the foregoing.

      (ii) LPA hereby covenants that it shall not:

            (a) Mergers. Merge or consolidate with any other Person or liquidate or dissolve other than as permitted under Section 7.03(a) of the Credit Agreement, dated as of January 31, 1997 among the Guarantor, Louisiana-Pacific Canada Ltd., Bank of America National Trust and Savings Association and the other financial institutions party thereto.

            (b) Encumbrances. Subject any property to any mortgage, deed of trust, encumbrance, or voluntary lien; provided, however, that this Section (b) shall not be deemed to prohibit the assumption of, or purchase subject to, mortgages already existing upon property being acquired, or the execution of purchase money mortgages, or the coming into being of other encumbrances, including in support of industrial revenue or pollution control bonds which are capitalized and treated as indebtedness by LPA (provided that the maximum aggregate outstanding balance of indebtedness secured by such mortgages, purchase money mortgages, or other encumbrances, including such bonds, shall never be in excess of $100,000,000), liens for taxes, or loggers' liens, or mechanics' liens, or other liens arising by law out of the nature of the operations involved.

            (c) ERISA. (A) Engage in one or more prohibited transactions or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in liability of LPA in an aggregate amount in excess off $50,000,000; or (B) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, and LPA shall not suffer or permit any of its ERISA Affiliates to do any of the foregoing.

            9. We shall incur no liability to you in acting upon any telephone, telecopy, telex or letter request or communication which we believe in good faith to have been given by a Designated Person or in otherwise acting in good faith under this letter. Further, all documents required to be executed in conjunction with Advances under this letter may be signed by any Designated Person.

            10. This letter shall remain in effect until terminated by you by giving prior written notice of termination hereof to the other party hereto, but no such termination shall affect your obligations with respect to the Advances hereunder outstanding at the time of such termination.


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

            11. All communications hereunder shall be in writing (other than the communication provided for in the second sentence of Paragraph 14 herein) and mailed, telecopied or delivered to the address specified on Schedule I hereto for you and for us, or as to each party, to such other address as may be designated by such party in a written notice to the other party. Written communication shall be effective upon receipt unless such communication is mailed in which case it shall be effective three Business Days after deposit in first class mail.

            12. We may assign to one or more banks or other entities all or any part of, or may grant participations to one or more banks or other entities in or to all or any part of, any Advance or Advances hereunder and under the Note. You may not assign your rights or obligations hereunder or any interest herein.

            13. You agree to pay on demand all costs and expenses including, but not limited to, legal fees and losses, if any, incurred by us in connection with the enforcement of this letter or the Note.

            14. You agree to furnish us with such financial statements or other information as we may reasonably request. You shall immediately notify us of any change in the short term or long term ratings assigned by any statistical rating organization to any of your outstanding indebtedness or that of Louisiana-Pacific Corporation.

            15. If any of the following events shall occur and be continuing:

            (a) you shall fail to pay any amount due hereunder or under the Note when the same becomes due and payable; or

            (b) any representation or warranty made by you (or any of your officers) in connection with any Advance or otherwise in connection with the Note shall prove to have been incorrect in any material respect when made; or

            (c) unless permitted under paragraph 8(ii)(a) above, you shall, without our prior written consent, merge or consolidate with or into, or convey, transfer, lease or dispose of (whether in one transaction or in a series of transactions) all or substantially all of your assets to, any Person or entity; or

            (d) you shall fail to perform or observe any other material term, covenant or agreement in connection with any Advance or otherwise in connection with the Note on your part to be performed or observed; or

            (e) you shall fail to pay any principal of or premium or interest on any indebtedness, which we deem to be material, (excluding indebtedness evidenced by the Note), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to such indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

            (f) you shall generally not pay your debts as such debts become due, or shall admit in writing your inability to pay your debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against you seeking to adjudicate you as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of you or your debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for you or any substantial part of your property; or you shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

            (g) A writ, execution or attachment, or any similar process, shall be levied against all or any substantial portion of your property or any judgment shall be entered against you in an amount in excess of $15,000,000 and such writ, execution, attachment, process or judgment is not released, bonded, satisfied, vacated or appealed from within 60 days after its levy or entry, or the total of all judgments against you outstanding at any time which have not been released, bonded, satisfied, vacated or appealed from within 60 days from the respective dates of entry thereof shall exceed $45,000,000 in the aggregate; or

            (h) (i) Any one or more ERISA Events shall occur with respect to one or more Pension Plans or Multiemployer Plans which has or have resulted or could reasonably be expected to result in liability of you under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $50,000,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $50,000,000; or (iii) you or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment or payments with respect to its withdrawal liability under Section 4201 of ERISA under any one or more Multiemployer Plans, which payment or payments are in an aggregate amount in excess of $50,000,000; or

            (i) The entering of a final order by any court or administrative agency requiring you to divest yourself of such a substantial part of your assets that the ability of you to pay, when due and payable, either at the fixed maturity thereof or otherwise, the Advances or any part thereof, or any installment of interest thereon, or the principal of or interest on any other obligation for borrowed money, will be or may reasonably be expected to be materially adversely affected, which order is not subject to appeal or review by any court or as to which order the right to appeal or review has expired, and such order remains in effect for more than 60 days; or

            (j) Any Person or related group of Persons (other than your employees and any Plan for the benefit of such employees) shall beneficially own or shall control by proxy or otherwise, or shall enter into any agreement to obtain any right to acquire, more than thirty percent (30%) of your voting securities; or

            (k) At any time prior to termination or expiration of this Agreement and payment in full of the Advances and any other obligations of LPA hereunder and under any other document or instrument given in connection herewith and of any amounts due under the Guaranty by Louisiana-Pacific Corporation, dated as of the date hereof (the "Guaranty"), the Guaranty is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or LPA or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder, then, and in any such event, we may declare the Note, and all amounts payable thereunder to be forthwith due and payable, whereupon the Note and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind all of which you hereby expressly waive; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to you under the United States Bankruptcy Code, the Note and all such other amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by you.

            16. THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA.

            17. You agree that you will not institute against or join any other Person in instituting against us any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note issued by us is paid in full.

            18. At our option, we may, upon notice that either Standard & Poors, a division of The McGraw Hill Companies, Inc. or Moody's Investors Service, Inc. has (i) lowered or downgraded its short term commercial paper or corporate bond or other short term rating of you or Louisiana-Pacific Corporation, or (ii) placed your or Louisiana-Pacific Corporation's securities on a watch list of securities singled out for surveillance, with either negative or developing implications in a Ratings Category, amend Schedule I hereof to provide for an amended "Facility Amount" and amended "Termination Date".

            19. To the extent permitted by law, LPA hereby waives all set-offs and counterclaims and all presentments and demands for performance.

            20. The obligations under this Agreement are solely our corporate obligations. No recourse shall be had for the payment of any amount owing by us hereunder or any other obligation or claim of or against us arising out of or based upon this Agreement against any of our stockholders, employees, officers, directors or incorporators. You irrevocably agree that we shall only be required to pay any amount owing by us under this Agreement only to the extent that we have funds not required, after giving effect to all amounts on deposit in our commercial paper account, to pay or provide for the payment of all commercial paper notes maturing on the date of such determination or that have previously matured but remain unpaid; provided, however, if we have insufficient funds to make all payments required by this Agreement, you shall not be excused from the performance of your obligations under this Agreement. In addition, no amount owing by us shall constitute a claim (as defined in Section 101 to Title 11 of the United States Code) against us.

            21. You irrevocably agree that any legal action, suit or proceeding against us arising out of this Agreement may be brought in the United States District Court for the Western District of North Carolina, located in the City of Charlotte, North Carolina or in the courts of the State of North Carolina and hereby irrevocably accept and submit to the non-exclusive jurisdiction of each of the aforesaid courts in Person, generally and unconditionally with respect to any action, suit or proceeding for you and in respect of your properties, assets and revenues. You further irrevocably agree to the service of any legal process, summons, notices and documents out of any of the aforesaid courts by mailing copies thereof by registered or certified air mail, postage prepaid, to you at your address designated pursuant to this Agreement. Nothing herein shall in any way be deemed to limit our ability to serve any such legal process, summons, notices and documents in any other manner, as may be permitted by applicable law or to obtain jurisdiction over you, or bring actions, suits or proceedings against you in such other jurisdictions, and in such manner, as may be permitted by applicable law.

            If the terms of this letter are satisfactory to you, please indicate your agreement and acceptance thereof by signing a counterpart of this letter and returning it to us.

            22. All payments of any amounts to be made by you under this Agreement shall be paid without deduction for, and free from, any taxes, imposts, levies, duties, deductions or withholdings of any nature now or at any time hereafter imposed by any governmental authority or by any taxing authority thereof or therein (all such taxes, imposts, levies, duties, deductions or withholdings of any nature being called "Taxes"). In the event that you are required by applicable law to make any such withholding or deduction of Taxes with respect to any amount payable under this Agreement, you shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to us all receipts and other documents evidencing such payment and shall pay to us additional amounts as may be necessary in order that the amount received by us after the required withholding or other payment shall equal the amount we would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes is payable in respect of any amount payable under this Agreement, you shall furnish to us, at our request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to us, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If you fail promptly to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, you hereby agree to compensate us for, and indemnify us with respect to, the tax consequences of your failure to provide evidence of tax payments or tax exemption.

            In the event that you attempt to pay or are able to pay any amount under this Agreement, but such amount is not actually received by us in immediately available funds for any reason (including without limitation for the reason that (i) any law, regulation or other restriction promulgated by any governmental authority prevents the payment by you or such amount to us or (ii) the currency in which such payment is to be made to us is unavailable), such amount shall be deemed to be unpaid for all purposes of this Agreement and you shall continue to be obligated to make payment of such amount to us under this Agreement.

                                       Very truly yours,

                                       CENTRIC CAPITAL CORPORATION


                                       By: /s/ Elizabeth S. Eldridge
                                           -------------------------
                                       Name: Elizabeth S. Eldridge
                                       Title: Vice President

Agreed and Accepted:

LOUISIANA-PACIFIC ACQUISITION INC.


By: /s/ Curtis M. Stevens
   ----------------------
Name:  Curtis M. Stevens
Title: Vice President

                                   SCHEDULE I
                                       to
                                 Loan Agreement

                         dated as of September 10, 1999

            between Centric Capital Corporation and Louisiana-Pacific
                                Acquisition Inc.

            (i)   For the purpose of Sections 1 and 2 of this Loan Agreement:

                  The "Facility Amount" is $250,000,000, reduced by the net proceeds of any issuance for cash of equity securities (other than any equity securities issued pursuant to any employee compensation or benefit plan) or debt securities (other than bank borrowings) undertaken by the Borrower or the Guarantor during the term of this agreement.

                  The "Minimum Advance Amount" is $5,000,000.

            (ii)  For the purpose of Section 12 of this Loan Agreement:

                  The address for written communications to you is:

                        Louisiana-Pacific Acquisition Inc.
                        c/o Louisiana-Pacific Corporation
                        111 S.W. Fifth Avenue
                        Portland, Oregon  97204
                        Attention: Curtis M. Stevens
                        Telephone: (503) 821-5432
                        Fax:       (503) 821-5322

                  The address for written communications to us is:

                        Centric Capital Corporation
                        c/o AMACAR Group, L.L.C.
                        6525 Morrison Boulevard, Suite 318,
                        Charlotte, N.C. 28211
                        Attention: Douglas Johnson
                        Telephone: (704) 365-0569
                        Fax:       (704) 365-1362

            (iii) For purposes of this Loan Agreement, instructions for wire transfer of funds to the Borrower are:

                  Name of Bank:
                  Bank ABA Number:
                  Borrower Number:
                  Reference:

                                   SCHEDULE II
                                       to
                                 Loan Agreement

                         dated as of September 10, 1999

            between Centric Capital Corporation and Louisiana-Pacific
                                Acquisition Inc.

      For the purpose of Section 1 of this Loan Agreement, the interest rate on Advances shall be as follows:

Date of Advance                                      Interest Rate
- ---------------                                      -------------

September 10, 1999 -  June 9, 2000              LIBOR + 75 basis points

June 10, 2000 - July 9, 2000                    LIBOR + 100 basis points

July 10, 2000 - August 9, 2000                  LIBOR + 175 basis points

August 10, 2000 - September 9, 2000             LIBOR + 250 basis points

September 10, 2000 - Termination Date           LIBOR + 300 basis points

                                    EXHIBIT A
                                       to
                               The Loan Agreement

                     FORM OF SHORT-TERM PROMISSORY GRID NOTE

$__________ Dated September __, 1999

            FOR VALUE RECEIVED, the undersigned (hereinafter called the "Borrower"), HEREBY PROMISES TO PAY to the order of Centric Capital Corporation (hereinafter called the "Lender") with respect to each Advance (as defined below):

            (a) in the case of an Advance made on an interest bearing basis, the principal amount of such Advance made by the Lender to the Borrower, on the date mutually agreed to by the Lender and the Borrower at the time of such Advance as the maturity date thereof, together with interest (computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed) on the principal amount of each Advance outstanding from time to time from and including the date on which such Advance is made until the maturity date of such Advance, at an interest rate per annum set forth in the Loan Agreement (as defined below), payable on the maturity date of such Advance; and

            (b) in the case of each Advance made on a discount basis by the Lender to the Borrower, the stated or face amount of such Advance, on the date mutually agreed to by the Lender and the Borrower at the time of such Advance as the maturity date thereof.

Any overdue principal amount and overdue amount of interest, fees or other amounts payable hereunder or under the Loan Agreement referred to below shall bear interest, payable on demand, at a fluctuating interest rate per annum equal at all times to the Prime Rate plus 2%. As used herein, "Prime Rate" shall mean the prime rate of U.S. money center commercial banks as published in the Wall Street Journal. Changes in the Prime Rate shall be effective as of the day of each such change.

            The Borrower may not prepay any unpaid principal amount of any Advance.

            The Borrower shall make each payment of principal and interest hereunder prior to 12:00 noon (New York City time) on the day when due in lawful money of the United States of America to the Lender's account, The Centric Capital Corporation Commercial Paper Account, at The First National Bank of Chicago, One First National Plaza, Chicago, Illinois, 60670 in same day funds. Whenever any payment to be made hereunder shall be otherwise due on a day other than a Business Day (as defined in the Loan Agreement), such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

            The Borrower hereby authorizes the Lender to endorse on the grid attached hereto the date and amount of each Advance made by the Lender to the Borrower hereunder, the maturity date thereof, all payments made on account of principal thereof and the interest rate applicable thereto, provided that the failure to do so shall not affect the obligations of the Borrower to the Lender.

            The Borrower also agrees to pay on demand all costs and expenses (including fees and expenses of counsel) incurred by the Lender in enforcing this Promissory Note.

            THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA.

            This Promissory Note is the "grid" promissory note referred to in, and is entitled to the benefits of, the Loan Agreement dated September 10, 1999 (the "Loan Agreement"), between the Borrower and the Lender, which Loan Agreement, among other things, sets forth procedures to be used in connection with the Borrower's periodic requests that the Lender make advances (the "Advances") to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the amount first above mentioned.

                                       LOUISIANA-PACIFIC ACQUISITION INC.


                                       By:
                                          --------------------------------------
                                          Name and Title:

                                      GRID

================================================================================
                                   Interest Rate
           Amount     Maturity          on           Discounted          Date
 Date of     of          of             or            Amount of        Payment
 Advance   Advance    Advance         Rate of          Advance         Received
                                     Discount      (if applicable)
                                    of Advance
                                  (as applicable)
================================================================================

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                    EXHIBIT B
                                       to
                               the Loan Agreement

            For the purpose of Section 2 of this Loan Agreement, the "Designated Persons" are:

Name                                    Title
- ----                                    -----

                                    EXHIBIT C
                                       to
                               the Loan Agreement

              PERMITTED SECURITY INTERESTS, LIENS AND ENCUMBRANCES

                                    GUARANTY

            This Guaranty ("Guaranty") is executed as of this 10th day of September, 1999 by Louisiana-Pacific Corporation (the "Guarantor"), in favor of Centric Capital Corporation (the "Company").

                             PRELIMINARY STATEMENTS

            The Company and Louisiana-Pacific Acquisition Inc. (the "Borrower") intend to enter into a Loan Agreement (the "Loan Agreement") of even date herewith, pursuant to which the Company has agreed to consider the making of Advances to the Borrower which shall be evidenced by a promissory note (the "Note"); and

            In consideration of the execution of the Loan Agreement by the Company and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Guarantor, the Guarantor agrees as follows:

            SECTION 1. Definitions. Unless otherwise defined in this Agreement, all defined terms used in this Agreement, including the Preliminary Statements hereof, shall have the meanings ascribed to such terms in the Loan Agreement.

            SECTION 2. Guaranty of Advances. The Guarantor irrevocably, absolutely, and unconditionally guaranties the full and prompt payment, when due, of all Advances under the Loan Agreement and the Note (which shall be all payments under the Note), including, but not limited to, any payments that have been characterized as preferential under Canadian bankruptcy or insolvency law, to the holders from time to time of the Note (each, at the time an interest in such Note is held, a "Noteholder"). This Guaranty constitutes a guaranty of payment when due and not of collection or of performance.

            SECTION 3. Validity of Obligations; Irrevocability. The Guarantor agrees that its obligations under this Agreement shall be absolute and unconditional, irrespective of (i) the validity, enforceability, discharge or disaffirmance (by any Person, including a trustee in bankruptcy) of the obligations under the Loan Agreement or the Note, (ii) the absence of any attempt to collect the Advances from the Borrower, (iii) the waiver or consent by any Noteholder with respect to any provision of the Note, (iv) any change of the time, manner or place of payment, or any other term of any of the Advances,
(v) any law, regulation or order of any jurisdiction affecting any term of any of the Advances or rights of any Noteholder with respect thereto, (vi) the validity, regularity or enforceability of this Agreement or (vii) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor agrees that a Noteholder shall be under no obligation to marshall any assets in favor of or against or in payment of any or all of the Advances. The Guarantor further agrees that, to the extent that the Borrower makes a payment or payments to a Noteholder, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Borrower, its estate, trustee, receiver or any other party, including, without limitation, the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, (i) the Advances or part thereof which has been paid, reduced or satisfied by such amount and

(ii) this Guaranty shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred. The Guarantor waives all set-offs and counterclaims and all presentments, demands for performance, notices of dishonor and notices of acceptance of this Agreement. The Guarantor agrees that its obligations under this Agreement shall be irrevocable.

            SECTION 4. Rights of Set-Off. The Guarantor hereby authorizes any Noteholder at any time and from time to time and with notice to the Guarantor, to the fullest extent permitted by law, to (or to instruct any affiliate of any Noteholder to) set off and apply all deposits (whether general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Noteholder or any such affiliate to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Agreement to any Noteholder. The Guarantor acknowledges that a Noteholder's rights described in this Section 4 are in addition to other rights and remedies (including, without limitation, other rights of set-off) any Noteholder may have.

            SECTION 5. Waiver of Subrogation. Guarantor shall have no rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification, or other rights of payment or recovery from any person or entity (including, without limitation, the Borrower) for any payments made by the Guarantor hereunder until one year and a day after the latest maturing commercial paper note issued by the Company is paid in full and Guarantor hereby waives and releases, absolutely and unconditionally, any such rights of subrogation, contribution, reimbursement, indemnification and other rights of payment or recovery which the Guarantor may now have or hereafter acquire until one year and a day after the latest maturing commercial paper note issued by the Company is paid in full.

            SECTION 6. Representations and Warranties. The Guarantor hereby represents and warrants to any Noteholder, as of the date hereof, as follows:

            (a) Organization, etc. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own or lease all of its properties and assets, to carry on its business as it is now being conducted and to execute, deliver and perform this Guaranty. The Guarantor is duly qualified as a foreign corporation in good standing under the laws of each other jurisdiction where the nature of its business requires such qualification except where the failure to be so qualified would not reasonably be expected to have a materially adverse effect on the ability of the Guarantor to perform its obligations hereunder.

            (b) Authorization; Valid Agreement. The execution, delivery and performance of this Guaranty has been duly authorized by all required corporate or other action on the part of the Guarantor, and this Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally as such would apply in the event of the bankruptcy, insolvency, moratorium or other similar event with respect to the Guarantor.

            (c) No Conflicts. The execution, delivery and performance by the Guarantor of this Agreement does not and will not (a) contravene its charter or by-laws, (b) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Guarantor, (c) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Guarantor is a party or by which it or its properties may be bound or affected, or (d) result in, or require, the creation or imposition of any lien upon or with respect to any of the properties now owned or hereafter acquired by the Guarantor.

            (d) Ordinary Course. The Guarantor has entered into this Guaranty in the ordinary course of its business or financial affairs of the Guarantor and any payments made hereunder by the Guarantor will be in the ordinary course of business or financial affairs of the Guarantor out of the cash flow generated in the normal day-to-day conduct and operations of the Guarantor.

            SECTION 7. Notice. The Guarantor shall give the Company and each Noteholder other than the Company immediate notice if:

            (a) (i) with respect to any indebtedness for borrowed money with a current principal amount of at least $10,000,000, the Guarantor or any of its subsidiaries shall (A) fail to pay any such indebtedness or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or (B) fail to perform or observe any financial covenant imposing financial ratio requirements or other quantitative financial tests or limitations under any agreement or instrument relating to any such indebtedness, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration, of the maturity of such indebtedness or (ii) any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

            (b) the Guarantor (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due,
      (ii) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for the Guarantor or a substantial part of its assets, (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, (iv) shall have had any such petition or application filed, or any such proceeding shall have been commenced, against the Guarantor, in which an adjudication or appointment is made or order for relief is entered and which remains unstayed or undismissed for a period of 60 days or more, (v) by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its properties or
      (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of 60 days or more.

            Notice to the Company shall be delivered to it at Centric Capital Corporation, c/o Wachovia Bank of North Carolina, N.A., 100 North Main Street, MC 32092, Winston-Salem, NC 27102 Attn: Corporate Services GLA, or at such other address as the Company may specify from time to time.

            Notice to the Noteholders shall be delivered to each Noteholder as instructed by them.

            SECTION 8. Successors. The agreements herein set forth shall be mutually binding upon and inure to the mutual benefit of Guarantor, the Company and Borrower and their respective successors, provided, however, that the Guarantor shall not assign its rights or appoint a successor under this Agreement without the prior written consent of the Company.

            SECTION 9. Third Party Beneficiaries. Any holder of the Note shall be an intended third-party beneficiary of this Agreement.

            SECTION 10. Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina as applied to contracts made and performed in that state. Guarantor hereby submits to the nonexclusive jurisdiction of the competent courts in the State of North Carolina in relation to any legal action or proceedings arising out of this Agreement.

            SECTION 11. Taxes. All payments of any amounts to be made by the Guarantor under this Guaranty shall be paid without deduction for, and free from, any taxes, imposts, levies, duties, deductions or withholdings of any nature now or at any time hereafter imposed by any governmental authority or by any taxing authority thereof or therein, excluding in the case of the Company taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which the Company is organized or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being called "Taxes"). In the event that the Guarantor is required by applicable law to make any such withholding or deduction of Taxes with respect to any amount payable under this Guaranty, the Guarantor shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to the Company all receipts and other documents evidencing such payment and shall pay to the Company additional amounts as may be necessary in order that the amount received by the Company after the required withholding or other payment shall equal the amount the Company would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes is payable in respect of any amount payable under this Guaranty, the Guarantor shall furnish to the Company, at the Company's request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to the Company, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Guarantor fails promptly to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Guarantor hereby agrees to compensate the Company for, and indemnify the Company with respect to, the tax consequences of the Guarantor's failure to provide evidence of tax payments or tax exemption.

            In the event that the Guarantor attempts to pay or is able to pay any amount under this Guaranty, but such amount is not actually received by the Company in immediately available funds for any reason (including without limitation for the reason that (i) any law, regulation or other restriction promulgated by any governmental authority prevents the payment by the Guarantor or such amount to the Company or (ii) the currency in which such payment is to be made to the Company is unavailable), such amount shall be deemed to be unpaid for all purposes of this Guaranty and the Guarantor shall continue to be obligated to make payment of such amount to the Company under this Guaranty.

            SECTION 12. Event of Default. A breach or violation by the Guarantor of any representation or warranty, affirmative covenant or negative covenant under Articles V, VI or VII, subject to the applicable grace periods, or the triggering of an Event of Default under Article VIII of the Credit Agreement, dated as of January 31, 1997 among the Guarantor, Louisiana-Pacific Canada Ltd., Bank of America National Trust and Savings Association and the other financial institutions party thereto, or any successor agreement to which Wachovia Bank, N.A. is a party, shall be deemed a revocation and invalidation of this Guaranty for purposes of Section 15(k) of the Loan Agreement.


                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of this 10th day of September, 1999.

                                       LOUISIANA-PACIFIC CORPORATION


                                       By: /s/ Curtis M. Stevens
                                           ----------------------
                                       Name:  Curtis M. Stevens
                                       Title: Vice President

Acknowledged and accepted
as of this 10th day of
September, 1999

CENTRIC CAPITAL CORPORATION


By: /s/ Elizabeth S. Eldridge
   ---------------------------
Name:   Elizabeth S. Eldridge
Title:  Vice President